SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately filing this combined Current Report on Form 8-K (Report).  Information contained herein relating to an individual Registrant is filed by such registrant on its own behalf.  Each Registrant makes representations only as to information relating to itself.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

City of Burlington, Kansas, Environmental Improvement Revenue Refunding Bonds

Lease/Sublease.  On September 19, 2007, KCP&L and the City of Burlington, Kansas entered into an Amended and Restated Equipment Lease Agreement, dated as of September 1, 2007, and a related Amended and Restated Equipment Sublease Agreement, dated as of September 1, 2007, as a part of a broader transaction in which the City of Burlington issued its $146,500,000 aggregate principal amount Environmental Improvement Revenue Refunding Bonds (Kansas City Power & Light Company Project) Series 2007A and Series 2007B (the “Burlington Bonds”).  The agreements provide for the lease by the Company to the City of Burlington, and the sublease by the City of Burlington to the Company, of certain pollution control and solid waste facilities (the “Burlington Project”) at KCP&L’s Wolf Creek generating station near Burlington, Kansas, in order to establish the mechanism for, and to document KCP&L’s obligation to pay, amounts sufficient to pay principal, premium (if any) and interest coming due on those bonds and on $50,000,000 principal amount of other bonds issued by the City of Burlington relating to the Burlington Project.  The Burlington Bonds were issued to refinance an equivalent principal amount of bonds that the City of Burlington issued in 1998 for the benefit of KCP&L relating to the Burlington Project.  The lease and sublease agreements contain representations and affirmative and negative covenants, including, without limitation, requirements that KCP&L pay all costs and expenses of operation, maintenance and upkeep of the Burlington Project, and maintain insurance in accordance with applicable provisions of KCP&L’s General Mortgage Indenture, discussed above.  The lease and sublease agreements also contain events of default, including without limitation, failure to make subrental payments.

Burlington Bond Issue.  On September 19, 2007, the City of Burlington issued the Burlington Bonds, the proceeds of which will be used pursuant to the lease to provide a portion of the cost of refunding on October 1, 2007, an equivalent principal amount of Environmental Improvement Revenue Refunding Bonds (Kansas City Power & Light Company Project) Series 1998A, Series 1998B and Series 1998D (the “Burlington 1998 Bonds”), issued by the City of Burlington to assist in financing or refinancing a portion of the cost of the acquisition, construction, installation and equipping of KCP&L’s undivided interest in the Burlington Project.  The Burlington Bonds mature on September 1, 2035 and initially bear interest at the rate of 4.05% per annum through October 15, 2007 (for Series 2007A) and October 23, 2007 (for Series 2007B).  Thereafter, the Burlington Bonds will bear interest as determined through 35-day auction periods.  The Burlington Bonds are subject to mandatory redemption prior to maturity in the event of a final determination that the interest paid or to be paid is or was includible in the gross income of a holder of those bonds for federal income tax purposes.  The Burlington Bonds are subject to optional redemption at the direction of KCP&L at any time on the business day succeeding an auction date at the redemption price of 100% of the principal amount plus accrued interest to the redemption date.  On any date on which the Burlington Bonds are subject to optional redemption, subject to certain conditions, those bonds may be converted to bear interest at a daily rate, a weekly rate, a commercial paper rate or a long-term interest rate.  On the effective date of such change, the Burlington Bonds are subject to mandatory tender for purchase at a purchase price equal to 100% of their principal amount plus accrued interest.  The Burlington Bonds were issued pursuant to an Indenture of Trust (the “Burlington Indenture”) dated as of September 1, 2007, between the City of La Burlington, Kansas and The Bank of New York, as trustee.

Insurance Agreement.  KCP&L entered into an Insurance Agreement dated as of September 19, 2007, with Financial Guaranty Insurance Company (FGIC) under which FGIC issued a Municipal Bond New Issue Insurance Policy (“Policy”) covering nonpayment of principal and interest on the Burlington Bonds on their maturity date, mandatory sinking fund redemption dates, or mandatory redemption date as a result of the interest on the Burlington Bonds having been determined to have become subject to federal income taxation.  The Policy also covers the failure to pay interest on the stated date for its payment.

The Insurance Agreement contains affirmative, negative and financing covenants, including:

•	an obligation of KCP&L to reimburse FGIC for all amounts paid by FGIC under the Policy;
•	a limitation on reorganizations involving KCP&L that requires the resulting entity to be a regulated public utility and to assume KCP&L’s obligations associated with the Burlington Bonds; and
•
a limitation on liens that may be placed on KCP&L property, with certain exceptions including but not limited to tax liens, liens incidental to KCP&L’s business, existing liens, liens on accounts receivable and contracts that give rise to accounts receivable, liens in connection with utility co-ownership agreements, and other liens securing additional indebtedness not exceeding 10% of KCP&L’s total capitalization (as defined in the Insurance Agreement).

In the event KCP&L issues debt secured by liens not permitted by the Insurance Agreement, KCP&L is obligated to issue and deliver to FGIC first mortgage bonds or similar security equal in principal amount to the principal amount of the Burlington Bonds then outstanding, and having the same maturing dates and bearing interest at the same rates as the Burlington Bonds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Chief Financial Officer

Date: September 24, 2007